EXCEED STRUCTURED SHIELD INDEX STRATEGY FUND, EXCEED STRUCTURED HEDGED INDEX STRATEGY FUND, and EXCEED STRUCTURED ENHANCED INDEX STRATEGY FUND (the “Funds”)

Supplement dated April 14, 2015 to the Prospectus dated December 24, 2014, as supplemented on January 30, 2015 and April 13, 2015

1.	Each Shareholder Fees table on pages 1, 7, and 13 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase, if applicable)	1.00%	1.00%
Exchange Fee (as a percentage of amount redeemed, if applicable)	None	None

2.	The section entitled “Frequent Trading” on page 39 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Frequent Trading. Frequent trading by a Fund shareholder may pose risks to other shareholders in the Fund, including (1) the dilution of the Fund’s NAV, (2) an increase in the Fund’s expenses, and (3) interference with the portfolio manager’s ability to execute efficient investment strategies. The Advisor believes that the nature of the investments in which each Fund invests does not lend itself to market timing activity. In addition, each Fund imposes a redemption fee of 1% on shares redeemed within 30 days of purchase, which serves to discourage frequent trading by investors and to offset transaction costs. Accordingly, the Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares.

3.	The section entitled “Redemption Fee” beginning on page 41 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Redemption Fee. If you redeem your shares in a Fund within 30 days of purchase, you will be charged a 1.00% redemption fee. The fee is charged for the benefit of the Fund’s remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate the redemption fee (after first redeeming any shares associated with reinvested distributions), the Funds will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account.

The following redemptions may be exempt from application of the redemption fee if you request the exemption at the time the redemption request is made:

•	redemption of shares in a deceased shareholder’s account;

•	redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

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•	redemption of shares purchased through a dividend reinvestment program;

•	redemption of shares pursuant to a systematic withdrawal plan;

•	redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code (“IRC”) or a plan operating consistent with Section 403(b) of the IRC; and

•	redemptions from share transfers, rollovers, re-registrations within the same fund or conversions from one share class to another within the Fund, if applicable.

The Funds may require appropriate documentation of eligibility for exemption from application of the redemption fee.

Certain financial intermediaries that collect a redemption fee on behalf of the Funds may not recognize one or more of the exceptions to the redemption fee listed above. Financial intermediaries may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on the Fund’s shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the financial intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee is treated. If a financial intermediary that maintains an account with the transfer agent for the benefit of its customers collects a redemption fee for the Fund, no redemption fee will be charged directly to the financial intermediary’s account by the Fund. Certain financial intermediaries that operate omnibus accounts may waive the redemption fee, subject to approval of a Fund officer.

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For more information, please contact a Fund customer service representative toll free at (844) 800-5092.

PLEASE RETAIN FOR FUTURE REFERENCE.